                                  EXHIBIT 32.1

          CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL
             OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
                                   PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Amistar Corporation ("the Company") on Form 10-QSB for the period ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the Report), I Stuart C. Baker Chairman and Chief Executive Officer of the Company, certify, pursuant to 19 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition, results of operations, and cash flows of the Company.

Dated: November 18, 2005        By: /s/ Stuart C. Baker
                                    --------------------------
                                    Name: Stuart C. Baker
                                    Title: President and Chief Executive Officer


In connection with the Quarterly Report of Amistar Corporation ("the Company") on Form 10-QSB for the period ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the Report), I Gregory D. Leiser Chief Financial Officer of the Company, certify, pursuant to 19 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition, results of operations, and cash flows of the Company.


Dated:  November 18, 2005       By: /s/ Gregory D. Leiser
                                    --------------------------
                                    Name: Gregory D. Leiser
                                    Title: Chief Financial Officer


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